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                                                                   EXHIBIT 10.21


                               PURCHASE AGREEMENT


       This Agreement dated as of May 4, 1999 is entered into by and among CareerBuilder, Inc., a Delaware corporation (the "Company"), and Microsoft Corporation, a Washington corporation (the "Purchaser").

       In consideration of the mutual promises and covenants contained in this Agreement, the parties hereto agree as follows:

       1.     Sale of Shares and Issuance of Warrant.

              1.1 Sale of Shares. Subject to the terms and conditions of this Agreement, at the Closing the Company will sell and issue to the Purchaser, and the Purchaser will purchase 1,372,817 of shares of common stock, par value $.001 per share (the "Common Stock"). The shares of Common Stock sold under this Agreement are referred to as the "Shares."

              1.2 Issuance of Warrant. The Company shall grant to the Purchaser and shall issue a warrant to purchase 873,534 shares of Common Stock for a purchase price of $13.00 per share, substantially in the form attached hereto as Exhibit A (the "Warrant"). The shares issuable upon exercise of the Warrant are referred to as the "Warrant Shares."

              1.3 Purchase Price. The purchase price to be paid by the Purchaser for the Shares shall be Seventeen Million Eight Hundred Forty Six Thousand Six Hundred Twenty One Dollars ($17,846,621), or $13.00 per share (the "Purchase Price"). The Purchase Price shall be payable in cash or by wire transfer of immediately available funds to an account designated by the Company, check or other method acceptable to the Company.

       2. The Closing. The closing (the "Closing") of the sale and purchase of the Shares under this Agreement shall take place at the offices of Hale and Dorr LLP, 1455 Pennsylvania Avenue, N.W., Washington, D.C. at ______ _.m. on _______________________, 1999, or at such other time, date and place as are mutually agreeable to the Company and the Purchaser, but in no event later than _________________, 1999. At the Closing, the Company shall deliver to the Purchaser a certificate for the number of Shares being purchased at the Closing by the Purchaser, registered in the name of the Purchaser, against payment to the Company of the Purchase Price in cash or by wire transfer and the Warrant. The date of the Closing is hereinafter referred to as the "Closing Date." If at the Closing any of the conditions specified in Section 5 shall not have been fulfilled, the Purchaser shall, at its


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election, be relieved of all of its obligations under this Agreement without thereby waiving any other rights it may have by reason of such failure or such non-fulfillment.

       3. Representations of the Company. The Company hereby represents and warrants to the Purchaser as follows:

              3.1 Organization and Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to conduct its business as presently conducted and as proposed to be conducted by it and to enter into and perform this Agreement and the Amendment to the Third Amended and Restated Registration Rights Agreement (the "Amended Registration Rights Agreement") and to carry out the transactions contemplated by this Agreement and the Amended Registration Rights Agreement. The Company is duly qualified to do business as a foreign corporation and is in good standing in the Commonwealth of Virginia and in every other jurisdiction in which the failure so to qualify would have a material adverse effect on the business, prospects, assets or condition (financial or otherwise) of the Company (a "Company Material Adverse Effect").

              3.2 Issuance of Shares. The issuance, sale and delivery of the Shares in accordance with this Agreement, the issuance and delivery of the Warrant and the Warrant Shares issuable upon exercise of the Warrant, have been, or will be on or prior to the Closing, duly authorized by all necessary corporate action on the part of the Company, and all such shares have been duly reserved for issuance. The Shares when so issued, sold and delivered against payment therefor in accordance with the provisions of this Agreement, and the Warrant Shares, when sold and issued against payment therefore in accordance with the Warrants, will be duly and validly issued, fully paid and nonassessable.

              3.3 Authority for Agreement. The execution, delivery and performance by the Company of this Agreement, the Warrant and the Amended Registration Rights Agreement, and the consummation by the Company of the transactions contemplated hereby and thereby, have been duly authorized by all necessary corporate action. This Agreement has been, and the Amended Registration Rights Agreement and the Warrant when executed at the Closing will be, duly executed and delivered by the Company and constitute valid and binding obligations of the Company enforceable in accordance with their respective terms, subject as to enforcement of remedies to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting generally the enforcement of creditors' rights and subject to a court's discretionary authority with respect to the granting of a decree ordering specific performance or other equitable remedies.

              3.4 Noncontravention. Subject to compliance with the applicable requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "Hart-Scott-Rodino Act"), neither the execution and delivery by the Company of this


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Agreement, the Warrant or the Warrant Shares will (a) conflict with or violate any provision of the Certificate of Incorporation or By-laws of the Company or
(b) violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Company or any of its properties or assets.

              3.5 Disclosures. Neither this Agreement nor the Warrant nor any exhibit hereto or thereto nor the Private Placement Memorandum dated April __, 1999 (the "Private Placement Memorandum"), when read together in their entirety, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements contained herein or therein, in the light of the circumstances under which made, not misleading. Each forward-looking statement furnished in the Private Placement Memorandum was prepared in good faith based on reasonable assumptions and represents the Company's best estimate of future results based on information available as of the date of the Private Placement Memorandum.

       4. Representations of the Purchaser. The Purchaser represents and warrants to the Company as follows:

              4.1 Investment. The Purchaser is acquiring the Shares, the Warrant and the Warrant Shares for its own account for investment and not with a view to, or for sale in connection with, any distribution thereof, nor with any present intention of distributing or selling the same; and, except as contemplated by this Agreement and the Exhibits hereto, the Purchaser has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for the disposition thereof.

              4.2 Authority. The Purchaser has full power and authority to enter into and to perform this Agreement in accordance with its terms. The Purchaser represents that it has not been organized, reorganized or recapitalized specifically for the purpose of investing in the Company.

              4.3 Experience. The Purchaser has carefully reviewed the Private Placement Memorandum and has made detailed inquiry concerning the Company, its business and its personnel; the officers of the Company have made available to the Purchaser any and all written information which it has requested and have answered to the Purchaser's satisfaction all inquiries made by the Purchaser; and the Purchaser has sufficient knowledge and experience in finance and business that it is capable of evaluating the risks and merits of its investment in the Company and the Purchaser is able financially to bear the risks thereof.

              4.4 Accredited Investor. The Purchaser is an "accredited investor" within the meaning of Rule 501(a) under the Securities Act.

              4.5 Qualified Institutional Buyer. The Purchaser is a "qualified institutional buyer" withing the meaning of Rule 144A under the Securities Act.


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              4.6    Qualified Passive Investment. The Purchaser represents and warrants to the Company that the voting securities of the Company are being acquired by, and will be held by the Purchaser solely for the purpose of investment, and that the Purchaser has no intention of participating in the formulation, determination or direction of the basic business decisions of the Company.

       5. Conditions to the Obligations of the Purchaser. The obligation of the Purchaser to purchase Shares at the Closing is subject to the fulfillment, or the waiver by the Purchaser, of each of the following conditions on or before the Closing:

              5.1 Performance. The Company shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by the Company prior to or at the Closing.

              5.2 Opinion of Counsel. The Purchaser shall have received an opinion from Hale and Dorr LLP, counsel for the Company, dated the Closing Date, addressed to the Purchaser.

              5.3 Registration Rights Agreement. An Amendment to the Third Amended and Restated Registration Rights Agreement, whereby the Purchaser is made a party to the agreement, shall have been executed and delivered by the Company, the prior investors and the Purchaser.

              5.4 Warrant. The Warrant shall have been executed and delivered by the Company.

              5.5 Certificates and Documents. The Company shall have delivered to the Purchaser:

                     (a) The Certificate of Incorporation of the Company, as amended and in effect as of the Closing Date, certified by the State Corporation Commission of the Commonwealth of Virginia;

                     (b) Certificates, as of the most recent practicable dates, as to the corporate good standing of the Company issued by the Secretary of State of the State of Delaware and the State Corporation Commission of the Commonwealth of Virginia;

                     (c) By-laws of the Company, certified by its Secretary or Assistant Secretary as of the Closing Date; and

                     (d) Resolutions of the Board of Directors of the Company, authorizing and approving all matters in connection with this Agreement and the transactions contemplated hereby, certified by the Secretary or Assistant Secretary of


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the Company as of the Closing Date.

              5.6 Minimum Investment. Purchasers shall have tendered at the Closing aggregate consideration of not less than $17,846,621 for the purchase of Shares.

              5.7 Compliance Certificates. The Company shall have delivered to the Purchasers a certificate, executed by the President of the Company, dated the Closing Date, certifying to the fulfillment of the conditions specified in Sections 5.1 and 5.2 of this Agreement.

              5.8 Other Matters. All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to the Purchaser, and the Purchaser shall have received all such counterpart originals or certified or other copies of such documents as it may reasonably request.

       6. Condition to the Obligations of the Company. The obligations of the Company under Sections 1.1 and 1.2 of this Agreement are subject to fulfillment, or the waiver, of the following condition on or before the Closing:

              6.1 Accuracy of Representations and Warranties. The representations and warranties of the Purchasers contained in Section 4 shall be true on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of that date.

       7.     Transfer of Shares.

              7.1 Restricted Shares. "Restricted Shares" means (i) the Shares, (ii) the Warrant, (iii) the Warrant Shares, (iv) any shares of capital stock of the Company acquired by the Purchaser pursuant to the Third Amended and Restated Registration Rights Agreement, as amended, or Warrant, and (v) any other shares of capital stock of the Company issued in respect of such shares (as a result of stock splits, stock dividends, reclassifications, recapitalizations, or similar events); provided, however, that shares of Common Stock which are Restricted Shares shall cease to be Restricted Shares (x) upon any sale pursuant to a registration statement under the Securities Act, Section 4(1) of the Securities Act or Rule 144 under the Securities Act or (y) at such time as they become eligible for sale under Rule 144(k) under the Securities Act.

              7.2    Requirements for Transfer.

                     (a) Restricted Shares shall not be sold or transferred unless either (i) they first shall have been registered under the Securities Act, or (ii) the Company first shall have been furnished with an opinion of legal counsel, reasonably satisfactory to the Company, to the effect that such sale or transfer is exempt from the


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registration requirements of the Securities Act.

                     (b) Notwithstanding the foregoing, no registration or opinion of counsel shall be required for (i) a transfer by the Purchaser to a wholly owned subsidiary of such corporation; provided that the transferee in each case is not a direct or indirect competitor of the Company and agrees in writing to be subject to the terms of this Section 7 to the same extent as if it were the original Purchaser hereunder, or (ii) a transfer made in accordance with Rule 144 under the Securities Act.

              7.3 Legend. Each certificate or instrument representing Restricted Shares shall bear a legend substantially in the following form:

              "The securities represented by this instrument have not been registered under the Securities Act of 1933, as amended, and may not be offered, sold or otherwise transferred, pledged or hypothecated unless and until such shares are registered under such Act or an opinion of counsel satisfactory to the Company is obtained to the effect that such registration is not required."

       The foregoing legend shall be removed from the instruments representing any Restricted Shares, at the request of the holder thereof, at such time as they become eligible for resale pursuant to Rule 144(k) under the Securities Act.

              7.4 Rule 144A Information. The Company shall, at all times during which it is neither subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor exempt from reporting pursuant to Rule 12g3-2(b) under the Exchange Act, upon the written request of the Purchaser, provide in writing to the Purchaser and to any prospective transferee of any Restricted Shares of the Purchaser the information concerning the Company described in Rule 144A(d)(4) under the Securities Act ("Rule 144A Information"). The Company also shall, upon the written request of the Purchaser, cooperate with and assist the Purchaser or any member of the National Association of Securities Dealers, Inc. PORTAL system in applying to designate and thereafter maintain the eligibility of the Restricted Shares for trading through PORTAL. The Company's obligations under this Section 7.4 shall at all times be contingent upon receipt from the prospective transferee of Restricted Shares of a written agreement to take all reasonable precautions to safeguard the Rule 144A Information from disclosure to anyone other than persons who will assist such transferee in evaluating the purchase of any Restricted Shares.

       8. Hart-Scott-Rodino Compliance. The Purchaser agrees that any exercise of the Warrant will be subject to compliance with the provisions of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "Hart-Scott-Rodino Act").



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       9.     Waiver of Incidental Registration Rights. The Purchaser hereby waives, with respect to the Company's filing, within six months of the date hereof, of a registration stataement under the Securities Act in connection with an initial public offering of its Common Stock, any incidental registration rights it may have, including but not limited to the rights granted in Section 5 of the Third Amended and Restated Registration Rights Agreement, pursuant to the amendment to the Third Amended and Restated Registration Rights Agreement described in Section 5.3 hereof; provided, however, that such waiver shall only be deemed effective if the Company obtains similar waivers of such rights from all other holders of Registrable Securities (as defined in the Third Amended and Restated Registration Rights Agreement).

       10.    Miscellaneous.

              10.1 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns. This Agreement, and the rights and obligations of the Purchaser hereunder, may be assigned by the Purchaser to any person or entity to which Shares, the Warrant or Warrant Shares are transferred by the Purchaser, and such transferee shall be deemed a "Purchaser" for purposes of this Agreement; provided that the transferee provides written notice of such assignment to the Company. The Company may not assign its rights under this Agreement.

              10.2 Confidentiality. The Purchaser agrees that it will keep confidential and will not disclose, divulge or use for any purpose other than to monitor its investment in the Company any confidential, proprietary or secret information which the Purchaser may obtain from the Company pursuant to financial statements, reports and other materials submitted by the Company to the Purchaser pursuant to this Agreement, or pursuant to visitation or inspection rights granted hereunder ("Confidential Information"), unless such Confidential Information is known, or until such Confidential Information becomes known, to the public (other than as a result of a breach of this Section
10.2 by the Purchaser); provided, however, that the Purchaser may disclose Confidential Information (i) to its attorneys, accountants, consultants, and other professionals to the extent necessary to obtain their services in connection with monitoring its investment in the Company, (ii) to any prospective purchaser of any Shares from the Purchaser as long as such prospective purchaser agrees in writing to be bound by the provisions of this
Section 10.2, (iii) to any affiliate of the Purchaser or to a partner, stockholder or subsidiary of the Purchaser, provided that such affiliate agrees in writing to be bound by the provisions of this Section 10.2, or (iv) as may otherwise be required by law, provided that the Purchaser takes reasonable steps to minimize the extent of any such required disclosure.

              10.3 Survival of Representations and Warranties. All agreements, representations and warranties contained herein shall survive the execution and delivery of this Agreement and the closing of the transactions contemplated hereby.


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              10.4   Expenses. Each party hereto shall pay its own expenses,
fees and disbursements in connection with the preparation of this Agreement and the other agreements contemplated hereby and the closing of the transactions contemplated hereby.

              10.5 Brokers. The Company and the Purchaser each (i) represents and warrants to the other party hereto that it has not retained a finder or broker in connection with the transactions contemplated by this Agreement, and
(ii) will indemnify and save the other party harmless from and against any and all claims, liabilities or obligations with respect to brokerage or finders' fees or commissions, or consulting fees in connection with the transactions contemplated by this Agreement asserted by any person on the basis of any statement or representation alleged to have been made by such indemnifying party.

              10.6 Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

              10.7 Specific Performance. In addition to any and all other remedies that may be available at law in the event of any breach of this Agreement, the Purchaser shall be entitled to specific performance of the agreements and obligations of the Company hereunder and to such other injunctive or other equitable relief as may be granted by a court of competent jurisdiction.

              10.8 Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware (without reference to the conflicts of law provisions thereof).

              10.9 Notices. All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be deemed delivered (i) two business days after being sent by registered or certified mail, return receipt requested, postage prepaid or (ii) one business day after being sent via a reputable nationwide overnight courier service guaranteeing next business day delivery, in each case to the intended recipient as set forth below:

       If to the Company, at 11495 Sunset Hills Road, Reston, Virginia 20190,
Attention: President, or at such other address or addresses as may have been furnished in writing by the Company to the Purchasers, with a copy to David Sylvester, Esq. at Hale and Dorr LLP, 1455 Pennsylvania Avenue, N.W., Washington, D.C. 20004; and

       If to a Purchaser, at Microsoft Corporation, One Microsoft Way, Redmond, Washington 98052, Attention: Legal Departmentor at such other address or addresses as may have been furnished in writing by the Purchaser to the Company; or

       Either party may give any notice, request, consent or other communication under


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this Agreement using any other means (including, without limitation, personal delivery, messenger service, telecopy, first class mail or electronic mail), but no such notice, request, consent or other communication shall be deemed to have been duly given unless and until it is actually received by the party for whom it is intended. Any party may change the address to which notices, requests, consents or other communications hereunder are to be delivered by giving the other parties notice in the manner set forth in this Section.

              10.10 Complete Agreement. This Agreement (including its Exhibits) and the Ancillary Agreements constitute the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

              10.11 Amendments and Waivers. Except as otherwise expressly set forth in this Agreement, any term of this Agreement may be amended or terminated and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the Purchaser. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

              10.12 Pronouns. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

              10.13 Counterparts; Facsimile Signatures. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which shall constitute one and the same document. This Agreement may be executed by facsimile signatures.

              10.14 Section Headings. The section headings are for the convenience of the parties and in no way alter, modify, amend, limit, or restrict the contractual obligations of the parties.

              Executed as of the date first written above.

                                    COMPANY:

                                    CAREERBUILDER, INC.

By:              /s/ ROBERT McGOVERN
                 ------------------------
                                         Name: Robert McGovern
                                         Title:CEO

PURCHASERS:
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                                    MICROSOFT CORPORATION

By:              /s/ GREGORY B. MAFFEI
                 ------------------------
                                         Name: Gregory B. Maffei
                                         Title:Chief Financial Officer